Third Quarter 2021 Earnings October 20, 2021

2 Disclaimer Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward- looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

3Q21 GAAP financial summary[1]

$s in millions except per share data	Reported 3Q21	Reported 2Q21	Reported 1Q21	Reported 4Q20	Reported 3Q20	3Q21 Change vs. 2Q21 $/bps	3Q21 Change vs. 2Q21 %	3Q21 Change vs. 3Q20 $/bps	3Q21 Change vs. 3Q20 %
Net interest income	$ 492	$ 497	$ 508	$ 522	$ 532	$ (5)	(1)%	$ (40)	(8)%
Fee income	247	285	298	288	823	(38)	(13)%	(576)	(70)%
Total revenue	738	781	806	810	1,355	(43)	(6)%	(617)	(46)%
Expense	526	497	544	508	587	29	6 %	(61)	(10)%
Pre-provision net revenue (PPNR)[1]	213	284	262	302	768	(71)	(25)%	(555)	(72)%
Provision for credit losses	(85)	(115)	(45)	1	227	30	26 %	(312)	(137)%
Pre-tax income	298	399	307	301	541	(101)	(25)%	(243)	(45)%
Income tax expense	63	88	71	56	2	(25)	(28)%	61	NM
Net income	235	311	235	245	539	(76)	(24)%	(304)	(56)%
Non-controlling interest	3	3	3	3	3	—	— %	—	1 %
Preferred dividends	8	13	8	8	13	(5)	(38)%	(5)	(37)%
Net income available to common shareholders (NIAC)	$ 224	$ 295	$ 225	$ 234	$ 523	$ (71)	(24)%	$ (299)	(57)%
$s in billions									
Avg loans	$ 55.5	$ 56.8	$ 58.2	$ 59.8	$ 60.1	$ (1.3)	(2)%	$ (4.6)	(8)%
Period-end loans	$ 55.4	$ 56.7	$ 58.6	$ 58.2	$ 59.7	$ (1.3)	(2)%	$ (4.3)	(7)%
Avg deposits	$ 73.7	$ 73.2	$ 71.0	$ 69.6	$ 67.1	$ 0.6	1 %	$ 6.6	10 %
Period-end deposits	$ 74.3	$ 73.3	$ 73.2	$ 70.0	$ 68.4	$ 1.0	1 %	$ 5.9	9 %
Key performance metrics									
Net interest margin (NIM)	2.40 %	2.47 %	2.63 %	2.71 %	2.84 %	(7)bps		(44)bps	
Loan to deposit ratio (avg.)	75.3 %	77.7 %	82.0 %	85.9 %	89.6 %	(240)bps		(1,431)bps	
ROCE	11.4 %	15.5 %	12.0 %	12.5 %	28.5 %	(402)bps		(1,706)bps	
ROTCE	15.0 %	20.4 %	15.9 %	16.7 %	37.8 %	(541)bps		(2,280)bps	
ROA	1.1 %	1.4 %	1.1 %	1.2 %	2.6 %	(37)bps		(158)bps	
Efficiency ratio	71.2 %	63.7 %	67.5 %	62.7 %	43.3 %	754 bps		2,790 bps	
FTEs	7,982	8,145	8,284	8,466	8,121	(163)	(2)%	(139)	(2)%
CET1 ratio	10.1 %	10.3 %	10.0 %	9.7 %	9.2 %	(20)bps		87 bps	
Effective tax rate	21.1 %	22.0 %	23.2 %	18.7 %	0.4 %	(90)bps		2,072 bps	
Per common share									
Diluted EPS	$ 0.41	$ 0.53	$ 0.40	$ 0.42	$ 0.95	$ (0.12)	(23)%	$ (0.54)	(57)%
Tangible book value per share	$ 10.88	$ 10.74	$ 10.30	$ 10.23	$ 9.92	$ 0.14	1 %	$ 0.96	10 %
Avg. diluted shares outstanding	550	556	557	556	551	(6)	(1)%	(1)	— %

[1]Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

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4 Table of contents 3Q21 key messages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 3Q21 overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 3Q21 notable items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 3Q21 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Total funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Allowance for credit losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Merger integration update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 4Q21 outlook . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Key takeaways . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

Power of more diversified, higher-growth business model starting to emerge

Adjusted EPS[1] $0.50	Adjusted ROTCE 18.4%	TBV $10.88
+1% Core Net Interest Income	+2% Traditional Banking Fees[2]	-7% Adjusted Noninterest Income
+3% Adjusted Expense	-26% Adjusted Provision Credit	+2% Commercial Loans ex. PPP
-3 bps Interest-Bearing Deposit Costs	2 bps Net Charge-Offs	+5% Commercial Unfunded Commitments
~$35 million MOE Revenue Synergies	+59% Common Capital Return	+16% Asset Sensitive to +100 bp shock scenario

Reflects 3Q21 vs. 2Q21 results. [1]Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Traditional banking fees include adj. brokerage, trust & insurance, service charges and fees, and card and digital banking fees

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6 3Q21 results reflect improved loan trends & benefit of diversified model Benefits of Diversified Model Enhanced Returns Strong Credit Quality MOE Update • Adjusted revenue of $763 million decreased 3% QoQ from relatively robust 2Q21 levels – NII down $5 million QoQ driven by a $9 million reduction in net merger-related and PPP benefits – Core NII up 1% with commercial loan growth excluding PPP of 2% and lower deposit costs – Fee income down 7% as improved wealth and service charges and fees were partially offset by expected reductions in other noninterest income, fixed income and mortgage banking • Adjusted expense of $480 million up $15 million QoQ largely on strategic investments and costs tied to markets reopening • Provision credit of $85 million largely reflecting further improvement in the macroeconomic outlook and positive loan portfolio credit grade migration • Adjusted ROTCE of 18.4%; Adjusted ROTCE of 14.0% before the impact of provision credit • TBVPS of $10.88 up 1% QoQ as net income was partially offset by $0.23 impact of capital return • Returned $224 million of capital to common shareholders including dividends and the repurchase of 9 million common shares • Credit remains exceptionally strong with net charge-offs of 2 bps and NPLs of 63 bps • ACL/NPL coverage of 231%; ACL/Loans ratio of 1.65% excl. LMC/PPP loans • Plan to fully integrate systems in February of 2022 given Hurricane Ida impact – Expect to deliver ~$200 million of targeted annualized net cost saves by 4Q22 – Achieved $96 million of annualized net cost saves in 3Q21 • Committed to continuous improvement in productivity and efficiency beyond the integration 1Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. Adjusted EPS of $0.50 and PPNR of $284 million1

3Q21 merger-related notable items[1]

GAAP results reduced by $51 million after-tax, or $0.09 per share, of notable items

($s in millions, except per share data)

Notable Items

3Q21 Total IBKC merger-related notable items		
Noninterest income:		
Branch sale gain (other noninterest income)	$	(2)
Total noninterest income		**(2)**
Noninterest expense:		
Salaries and benefits		—
Incentives and commissions		(10)
Total personnel expenses		(10)
Occupancy and equipment		(1)
Outside services		(24)
Amortization of intangible assets		(1)
Other noninterest expense		(10)
Total noninterest expense		**(46)**
3Q21 Total IBKC net merger-related notable items	**$**	**(45)**

3Q21 Other notable items		
Noninterest income:		
Retirement of legacy IBKC TruPS	$	23
Total noninterest income	**$**	**23**
3Q21 Total other notable items	$	23
3Q21 Total notable items	**$**	**(68)**
Tax impact of 3Q21 notable items		17
After-tax impact of 3Q21 notable items	**$**	**(51)**
EPS impact of 3Q21 notable items	**$**	**(0.09)**

- 3Q21 pre-tax merger-related expense of $46 million
- Merger-related noninterest income reflects a net $2 million branch sale gain
- Other notable items reflect $23 million pre-tax non-cash charge on retirement of legacy IBKC Trust Preferred Securities (TruPS); Expect to record additional $3 million in 4Q21
  - Provides $5 million annual interest rate benefit with an expected payback of approximately 5 years

IBKC Cumulative Net Pre-tax Integration Costs

Cost to Date				Targeted		
4Q19 - 2Q21[2]	Purchase Acct.	3Q21	Total	4Q21	2022	Total
$ 280	$ 100	$ 45	$ 425	$40 - $50	$50 - $60	$520 - $530

[1]Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Includes pre-closing expenses incurred by IBKC.

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3Q21 adjusted financial highlights[1]

Results relatively resilient despite overall industry headwinds with underlying momentum in loans and traditional banking fees starting to emerge

$s in millions except per share data	Adjusted FHN 3Q21	Adjusted FHN 2Q21	Adjusted FHN 3Q20	3Q21 Change vs. 2Q21 $/bps	3Q21 Change vs. 2Q21 %	3Q21 Change vs. 3Q20 $/bps	3Q21 Change vs. 3Q20 %
Net Interest Income (FTE)	$ 495	$ 500	$ 535	$ (5)	(1)%	$ (40)	(8)%
Fee income	268	287	291	(19)	(7)%	(23)	(8)%
Total revenue (FTE)	763	787	826	(24)	(3)%	(63)	(8)%
Expense	480	465	471	15	3 %	9	2 %
Pre-provision net revenue	284	321	355	(37)	(12)%	(71)	(20)%
Provision for credit losses	(85)	(115)	80	30	26 %	(165)	NM
Net charge-offs	3	(10)	67	13	NM	(64)	(96)%
Reserve build/(release)	(88)	(105)	13	17	16 %	(101)	NM
Net income available to common	$ 275	$ 321	$ 193	$ (46)	(14)%	$ 82	42 %
Key performance Metrics							
Fee income as a % of total revenue	35.1 %	36.5 %	35.2 %	(135)bps		(6)bps	
Efficiency ratio	62.9 %	59.2 %	57.1 %	370 bps		581 bps	
ROTCE	18.4 %	22.2 %	13.9 %	(382)bps		446 bps	
Diluted EPS	$ 0.50	$ 0.58	$ 0.35	$(0.08)	(14)%	$0.15	43 %
TBV per share	$ 10.88	$10.74	$ 9.92	$0.14	1 %	$0.96	10 %
Effective tax rate	21.8 %	22.2 %	23.3 %	(35)bps		(152)bps	

3Q21 vs. 2Q21 Highlights

- **Adjusted EPS** of $0.50 vs. $0.58 reflects $0.04 per share reduction tied to lower provision credit
  - **Adjusted ROTCE** of 18.4% and TBV per share of $10.88
- **NII** down 1%, or $5 million
  - **Core NII** up $4 million driven by the benefit of lower deposit costs, commercial loan growth and higher investment portfolio income
- **Adjusted fee income** down 7% as higher wealth and service charges and fees were partially offset by expected reductions in other noninterest income, fixed income and mortgage banking
- **Adjusted expense** of $480 million increased 3%
  - Results largely reflect the impact of strategic investments and costs tied to markets reopening
- **Provision credit** of $85 million vs. $115 million in 2Q21 largely reflects further improvement in the macroeconomic outlook and positive credit grade migration

[1] *Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

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NII performed in line with expectations despite increased headwinds[1]

Continued deposit pricing discipline and commercial loan growth helping to mitigate impact of low rates and loan spread tightening

FTE NII and NIM Trends

($s in millions)


$535
$525
$511
$500
$495
$479
$482
$464
$450
$454
2.96%
3.04%
3.02%
2.91%
2.86%
2.84%
2.71%
2.63%
2.47%
2.40%
3Q20
4Q20
1Q21
2Q21
3Q21
Core NIM
2.68%
2.63%
2.52%
2.36%
2.28%
Core NII
Reported NII
Reported NIM
Core NII/RWA

3Q21 vs. 2Q21

$s in millions		NII	NIM
2Q21 Reported	$	**500**	**2.47 %**
PPP Coupon Income and Fees		35	0.03
Net merger-related impacts		14	0.08
2Q21 Core	$	**450**	**2.36 %**
Deposit costs		5	0.02
Day count		4	—
Higher excess cash		3	(0.05)
Investment portfolio income/other		2	—
Interest recoveries on nonaccrual loans		(5)	(0.02)
Loan balances & spread impact		(5)	(0.03)
3Q21 Core	$	**454**	**2.28 %**
PPP Coupon Income and Fees		32	0.07 %
Net merger-related impacts		9	0.05 %
3Q21 Reported	$	**495**	**2.40 %**

3Q21 vs. 2Q21 Highlights

- **FTE NII down $5 million** driven by a $9 million reduction in net merger-related and PPP benefits
- **Core NII of $454 million rose $4 million, or 1%**
  - Benefit of lower deposit costs, day count, commercial loan growth excluding PPP, and higher investment portfolio income more than offset the impact of lower loan spreads and consumer loan balances
  - Securities portfolio increased to 11% of period end interest-earning assets from 10% in 2Q21
- **Reported NIM** down 7 bps and Core NIM down 8 bps
  - 5 bps impact tied to higher excess cash
  - Tighter loan spreads and lower interest recoveries on NPLs more than offset the benefit of lower deposit costs
  - Period-end excess cash of $14.0 billion vs. $12.7 billion in 2Q21
- **Deposit costs** benefited NIM by 2 bps

[1]Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

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10 • Adjusted fee income decreased $19 million on expected declines in other noninterest income, fixed income and mortgage • Fixed income decreased $6 million – ADR of $1.3 million vs. $1.4 million • Service charges and fees up $2 million as increased transaction volume and leasing income was partially offset by lower NSF pricing • Mortgage banking and title decreased $4 million reflecting overall lower origination volumes, intentional shift in production toward portfolio balances and lower gain on sale spreads • Brokerage, trust and insurance up $2 million on higher annuities sales • Card and digital banking fees remained stable as higher transaction volumes as markets reopened was offset by a reduction in rebate benefits • Other noninterest income down $8 million driven by an $11 million decrease in securities gains Adjusted fee income in line with expectations1 1Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. Adjusted FHN 3Q21 Change vs. $s in millions 3Q21 2Q21 1Q21 4Q20 3Q20 2Q21 3Q20 $/bps % $/bps % Fixed income $ 96 $ 102 $ 126 $ 104 $ 111 $(6) (6) % $(15) (13) % Service charges and fees 56 54 53 53 50 2 4% 6 12 % Mortgage banking & title 34 38 53 57 66 (4) (11) % (32) (48) % Brokerage, trust, and insurance 37 35 33 31 30 2 6% 7 23 % Card and digital banking fees 21 21 17 18 17 — — % 4 24 % Deferred compensation income 3 7 3 9 4 (4) (57) % (1) (22) % Other noninterest income 21 29 14 15 14 (8) (28) % 7 50 % Total fee income $ 268 $ 287 $ 297 $ 288 $ 291 $(19) (7) % $(23) (8) % Key Metrics Fixed Income Average Daily Revenue (ADR) $ 1.3 $ 1.4 $ 1.9 $ 1.5 $ 1.5 $ (0.1) (7) % $ (0.2) (14) % Mortgage banking Originations Secondary $ 772 $ 998 $ 1,144 $ 1,183 $ 1,186 $ (226) (23) % $ (414) (35) % Portfolio $ 829 $ 791 $ 338 $ 341 $ 396 $ 38 5% $ 433 109 % Total $ 1,601 $ 1,789 $ 1,482 $ 1,524 $ 1,582 $ (188) (11) % $ 19 1 % Gain on sale spread 2.92% 3.21% 3.72% 4.08% 3.93% (28) bps (101) bps Mix Purchase 56% 65% 50% 55% 58 % Refinance 44% 35% 50% 45% 42 % Strength in wealth and service charges and fees partially offset expected declines in other noninterest income, fixed income and mortgage 3Q21 vs. 2Q21 Highlights

Adjusted expense reflects strategic investments/market reopening costs[1]

Results also impacted by seasonality and idiosyncratic items

	Adjusted FHN					3Q21 Change vs.			
$s in millions	3Q21	2Q21	1Q21	4Q20	3Q20	2Q21		3Q20	
						$/bps	%	$/bps	%
Salaries and benefits	$ 191	$ 191	$ 195	$ 200	$ 200	$ —	— %	$ (9)	(5)%
Incentives and commissions	92	93	99	89	91	(1)	(1)%	1	1 %
Deferred compensation expense	4	6	3	9	3	(2)	(33)%	1	33 %
Total personnel	286	290	297	298	294	(4)	(1)%	(8)	(3)%
Occupancy and equipment[2]	74	75	72	74	73	(1)	(1)%	1	1 %
Outside services	65	56	54	52	46	9	16 %	19	41 %
Amortization of intangible assets	13	13	13	14	14	—	— %	(1)	(7)%
Other noninterest expense	42	31	28	35	45	11	35 %	(3)	(7)%
Total noninterest expense	$ 480	$ 465	$ 464	$ 474	$ 471	$ 15	3 %	$ 9	2 %
Full-time equivalent associates	7,982	8,145	8,284	8,466	8,121	(163)	(2)%	(139)	(2)%

3Q21 vs. 2Q21 Highlights

- **Adjusted expense** of $480 million increased $15 million, or 3%
  - $1 million benefit tied to incremental merger cost saves
- **Personnel expense** down $4 million
  - **Salaries and benefits** remained stable as a $4 million FICA credit helped mitigate the impact of day count, seasonally higher medical costs and labor supply constraints
  - **Incentives and commissions** remained relatively stable as reductions tied to fixed income and mortgage banking were partially offset by a $3 million increase tied to pandemic-related vacation carryover
- **Outside services** increased $9 million driven by higher contractor costs tied to investments in new systems as well as higher advertising
- **Other noninterest expense** up $11 million driven by higher tax-credit related contributions, a $2 million increase in fraud costs, and higher travel and entertainment expense

[1]Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Occupancy and Equipment expense includes Computer Software Expense.

11

Loan trends reflect underlying momentum[1]

4% annualized loan growth before the impact of PPP

Loan trends


Period-end
Average
$59.7B
9%
7%
2%
21%
21%
40%
$56.7B
9%
7%
2%
19%
22%
42%
$55.4B
9%
4%
2%
19%
22%
44%
$59.8B
11%
7%
2%
20%
21%
39%
$58.2B
9%
8%
2%
20%
21%
40%
$56.8B
8%
8%
2%
19%
22%
41%
$55.5B
9%
5%
2%
19%
22%
43%
3Q20
2Q21
3Q21
4Q20
1Q21
2Q21
3Q21

	4Q20	1Q21	2Q21	3Q21
Yields	3.56%	3.55%	3.52%	3.46%
Core yields	3.43%	3.40%	3.35%	3.25%
Avg 1M LIBOR	0.15%	0.12%	0.10%	0.09%

- Commercial and Industrial (C&I) excl. LMC & PPP
- Commercial real estate (CRE)
- Consumer real estate
- Credit card and other
- Payroll Protection Program (PPP)
- Loans to mortgage companies (LMC)

3Q21 vs. 2Q21 Highlights

- Loans of $55.5 billion down $1.3 billion driven by a $1.8 billion decrease in PPP loans
  - $519 million, or 1%, increase in loans before the impact of PPP reflecting a $691 million increase in commercial partially offset by a $172 million decrease in consumer
  - Commercial loan growth ex. PPP reflects a $287 million increase in LMC, and a $490 million increase in other C&I partially offset by $86 million decrease in CRE
- Period-end loans of $55.4 billion down $1.3 billion driven by a $1.8 billion decrease in PPP
  - $572 million increase in period-end loans before the impact of PPP reflecting a $713 million increase in commercial partially offset by a $141 million decrease in consumer
  - Commercial loan growth ex. PPP driven by growth in other C&I and LMC
- Variable/fixed loan portfolio mix of 65%/35%

Period-end commercial line utilization[2]

	4Q20	1Q21	2Q21	3Q21
Utilization %	44%	45%	45%	44%

[1]Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Utilization rates exclude Loans to Mortgage Companies.

12

Deposit pricing discipline helping to mitigate NII headwinds[1]

Improved deposit mix with interest-bearing deposit costs down 3 bps

Interest-bearing liabilities & DDA trends



Period-end
Average
$68.4B
$73.3B
$74.3B
$69.6B
$71.0B
$73.2B
$73.7B
27% 26% 25% 26% 27% 26% 26%
8% 6% 5% 7% 6% 6% 5%
36% 35% 35% 37% 36% 35% 35%
29% 33% 35% 30% 31% 33% 34%
3Q20
2Q21
3Q21
4Q20
1Q21
2Q21
3Q21

	4Q20	1Q21	2Q21	3Q21
Deposit cost of funds	18 bps	14 bps	13 bps	11 bps
Total cost of funds	28 bps	24 bps	23 bps	21 bps
Avg 1M LIBOR	0.15%	0.12%	0.10%	0.09%

Demand Deposit Accounts (DDA) | Savings | Time deposits | Other interest-bearing deposits

3Q21 vs. 2Q21 Highlights

- Total deposits of $73.7 billion increased $575 million, or 1% as a $1.1 billion increase in DDA was partially offset by a reduction in interest-bearing deposits
  - Period-end deposits of $74.3 billion increased $984 million as a $1.5 billion increase in noninterest-bearing was partially offset by a $531 million decrease in interest-bearing deposits
- Deposit costs improved to 11 bps reflecting a positive mix shift towards DDA
  - 3 bps reduction in interest-bearing deposit costs to 17 bps
- Total funding costs of 21 bps improved from 23 bps

[1]*Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

13

14 $227 3Q20 4Q20 1Q21 2Q21 3Q21 Strong credit quality performance 1Net charge-off % is annualized and as % of average loans. Provision, credit losses, and net charge-offs $1,077 $1,048 $995 $890 $802 1.80% 1.80% 1.70% 1.57% 1.45% 241% 271% 253% 259% 231% ACL ACL/Loans ACL/NPLs 3Q20 4Q20 1Q21 2Q21 3Q21 Allowance for credit losses (ACL) Non-performing loans (NPLs) $447 $386 $394 $344 $347 0.75% 0.66% 0.67% 0.61% 0.63% NPLs $ NPLs % 3Q20 4Q20 1Q21 2Q21 3Q21 • Net charge offs of 2 bps compared to net recoveries of 7 bps in 2Q21 • NPL ratio of 63 bps remained relatively stable QoQ • ACL coverage ratio of 1.45% vs. 1.57% in 2Q21 – Provision credit of $85 million compared with $115 million in 2Q21 largely reflects continued improvement in the macroeconomic outlook and positive credit grade migration 1 $67 $29 $8 $(10) $3 $80 $1 $(45) $(115) $(85) 0.44% 0.19% 0.06% (0.07)% 0.02% NCOs Provision for credit losses Non-PCD NCO% 3Q20 4Q20 1Q21 2Q21 3Q21 Improving economic and asset quality trends drive $85 million provision credit

Reserve release driven by continued improvement in the macroeconomic outlook and improving credit quality[1]

3Q21 vs. 2Q21 Allowance for credit losses (ACL)

($s in millions)



$890
$(3)
$(85)
$802
6/30/2021
Net charge-offs
Provision expense/(credit)
9/30/2021

ACL/loans



1.45%
1.65%
Total
Total ex. LMC & PPP

ACL/NPLs



231%
Total

- Reserve release of $88 million
  - Largely reflects improvement in economic scenarios, a $12 million decrease in specific reserves for one individually assessed credit, and overall positive asset quality trends
  - Utilized Moody's August baseline scenario and applied additional modest weighting to alternative upside and downside scenarios
- Reserves contemplate sectors that have been most heavily affected by COVID-19 and subsequent disruption

$s in millions	3Q21 Period-end	% of Total Loans
Total allowance for credit losses	802	**1.45 %**
Total allowance for credit losses ex. LMC & PPP	798	1.65 %
Unrecognized discount - acquired loans ex. LMC & PPP	165	**0.34 %**
Total loss absorption capacity ex. LMC & PPP	962	**1.99 %**

[1] *Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

15

Strong capital position[1]

Capital levels



12.1%
10.3%
9.2%
12.6%
10.7%
9.7%
12.8%
11.0%
10.0%
13.1%
11.4%
10.3%
12.6%
11.2%
10.1%
3Q20
4Q20
1Q21
2Q21
3Q21
CET1 ratio
Total capital ratio
Tier 1 capital ratio

- TBVPS of $10.88 increased 1% QoQ and reflects $0.23 reduction tied to return of capital
- Total capital down 52 bps including a 20 bp impact tied to retirement of legacy IBKC TruPS
- CET1 ratio of 10.1% decreased ~20 bps
  - NIAC more than offset by a 36 bp reduction tied to return of capital and a 16 bp reduction tied to loan growth and higher unfunded commitments
- Repurchased 9.0 million shares of common stock during the quarter

2Q21 vs. 3Q21 CET1 ratio



10.3%
0.44%
(0.23)%
(0.16)%
(0.13)%
(0.08)%
(0.04)%
10.1%
2Q21 actual
Adjusted NIAC
Share Buybacks
Loans/ unfunded commitments growth
Common Dividend
Notable Items
Other
3Q21 estimate

Tangible book value per share



10.74
$0.52
$(0.15)
$(0.09)
$(0.08)
$(0.06)
$10.88
2Q21 actual
Adjusted NIAC, net of change in Intangibles
Common Dividends
Notable Items
Share Buybacks
AFS Securities MTM, Other
3Q21 actual

[1]Adjusted financial measures, core NII, core NIM, Core NII/RWA, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 3Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

16

Merger integration update

Integration Framework

- Continue to make substantial progress toward achieving key merger milestones
- Focused on retaining and growing client base with expanded products and services

3Q21 Milestones

People

- Associate retention remains strong, including in leadership/critical positions 92%
- Continue to merge and enhance our culture via regular virtual/in person leadership workshops, culture calls, and team building sessions

Systems/Ops

- **Wealth & Trust conversion**
- **Credit Card conversion**
- **Finalized mortgage servicing conversion**
- **Pilot of new online banking platform for commercial/business customers**
- **Completed two mock conversion events**
- **Rescheduled systems and signage conversion timeline**
- Significant upgrades to retail online banking platform
- Additional enhancements to servicing and sales platforms
- Launched new banker profitability/relationship management tool for FHN associates
- First round of banking center consolidations, YTD 54 closures

Upcoming Events

- Third mock conversion
- Finalize IVR and call center upgrades
- Completion of associate PC and email migrations
- Continued preparation for systems conversion, including dress rehearsals
- Client communications begin in earnest, including microsite launch
- Continued training for all associates on new systems
- Core systems/signage conversion scheduled for February 2022

Integration Highlights

Targeting annualized cost saves of ~$200 million by 4Q22

Achieved $24 million of savings in 3Q21

In Period Savings

Actual		Estimated	
1H21	3Q21	2021	2022
~$42mm	~$24mm	~$92mm	~$160mm

Annualized Run-Rate Savings

Actual		Estimated	
2Q21	3Q21	4Q21	4Q22
~$92mm	~$96mm	~$104mm	~$200mm

~$35 million of identified annualized revenue synergies largely tied to commercial loans

Additional synergies realized in debt capital markets, mortgage and private client/wealth

17

4Q21 Outlook

Earnings Drivers	Previous Expectations for 3Q21 Adjusted Results	3Q21 Adjusted Actual Results		3Q21 Adjusted Baseline	4Q21 Adjusted Expectations	Comments
Net Interest Income (FTE)	Down modestly	(1.0)%	✓	$495 million (FTE)	High end of low single-digit % decrease	Assumes lower accretion and PPP benefits with relatively stable core NII
Avg. Interest Earning Assets	Up modestly	1.0%	✓	$81.775 billion avg. interest earning assets	Down modestly with average loans down modestly	Continued modest loan growth ex. PPP
	Average loans down modestly	(2.3)%	↓			
Noninterest Income	Low double-digit to low teens % decrease	(6.6)%	↑	$268 million	Mid to high single-digit % decrease	Reflects expected further pressure from NSF pricing changes with seasonally lower mortgage and wealth fees and further moderation of fixed income fees
Noninterest Expense	Low single-digit % decrease	3.2%	↑	$480 million	Low single-digit % decrease	Expense reduction from higher 3Q21 levels which included higher cost tied to markets reopening, investments and idosyncratic costs as well as lower incentives and commisions
	Up modestly (ex. Incentives & commissions)	4.3%	↑	$388 million - excluding incentives & commissions	Relatively stable	
Net Charge-Offs	0 bps - 10 bps	2 bps	✓	2 bps	5 bps - 15 bps	Expect continued positive credit grade migration. Potential for continued reserve releases if macroeconomic trends continue to improve
CET1 Ratio	~10% - 10.5%	10.1%	✓	10.1%	~9.5% - 10.0%	Focus on organic growth with optionality to repurchase shares

Assumes continued low-rate environment, mid single-digit GDP growth, further improvement in unemployment trends and stabilization of real estate values

18

19 Focused on delivering enhanced shareholder value • Deliver further benefits of diversified business model through revenue synergies and loan growth – Complete systems integration and product and capabilities alignment – Redeploy expense and capital to higher growth/return opportunities – Prudent investments in technology to support dynamic digital needs of clients and associates – Drive continuous improvement in productivity and efficiency beyond the integration • Actively manage capital and balance sheet and maintain excellent credit quality – Opportunistically return capital through share repurchases – Continue to improve overall balance sheet asset and funding mix – Maintain strong risk management infrastructure • Deliver top-quartile ROTCE Significant opportunities to drive relative outperformance and build shareholder value

APPENDIX 20

Update on areas of perceived risk

Portfolio by industry

$s in billions	6/30/21 Balance	9/30/21 Balance	9/30/21 % of total loans	9/30/21 Subject to more heightened monitoring	9/30/21 % of total loans
Other C&I	$ 6.2	$ 6.5	11.6 %	$ —	— %
Finance & Insurance	3.1	3.2	5.7	—	—
Health Care & Social Assistance	2.2	2.2	3.9	—	—
Non-real estate leasing	0.6	0.6	1.2	—	—
Real estate leasing	***1.7***	***1.9***	***3.4***	***1.9***	***3.4***
Real Estate Rental & Leasing	2.3	2.6	4.6	—	—
Quick serve restaurants and other lower-risk categories	1.3	1.4	2.4	—	—
Higher-risk accommodation and food service	***0.6***	***0.6***	***1.1***	***0.6***	***1.1***
Accommodation & Food Service	1.9	2.0	3.5	—	—
Wholesale Trade	1.9	1.9	3.4	—	—
Energy	***1.4***	***1.3***	***2.3***	***1.3***	***2.3***
Manufacturing	1.8	1.8	3.3	—	—
Grocery stores, gas stations, convenience stores, home improvement, auto-related and other lower-risk retail	1.3	1.3	2.3	—	—
Higher-risk retail trade	***0.1***	***0.1***	***0.1***	***0.1***	***0.1***
Retail Trade	1.4	1.3	2.4	—	—
Transportation & Warehousing	1.2	1.2	2.2	—	—
Golf courses and other outdoor lower-risk sectors	0.3	0.3	0.6	—	—
Fitness centers, recreational centers and other higher-risk arts, entertainment and recreation	***0.4***	***0.4***	***0.7***	***0.4***	***0.7***
Arts, Entertainment & Recreation	0.7	0.7	1.3	—	—
Total C&I excluding LMC and PPP	**$ 24.1**	**$ 24.5**	**44.1 %**	**$ —**	**— %**
Other CRE	8.7	8.6	15.5	—	—
Lower-risk CRE retail	2.1	2.2	3.9	—	—
Higher-risk CRE retail	***0.1***	***0.1***	***0.2***	***0.1***	***0.2***
CRE - Retail	2.2	2.3	4.1	—	—
Lower-risk CRE hospitality	*1.1*	*1.1*	1.9	—	—
Higher-risk CRE hospitality	***0.3***	***0.2***	***0.4***	***0.2***	***0.4***
CRE - Hospitality	1.4	1.3	2.4	—	—
Total CRE excluding PPP	**$ 12.3**	**$ 12.2**	**22.0 %**	**—**	**— %**
Total commercial loans excluding LMC and PPP	**$ 36.4**	**$ 36.7**	**66.1 %**	**$ 4.6**	**8.2 %**
Loans to mortgage companies (LMC)	4.9	5.3	9.5		
Paycheck protection program (PPP)	3.8	2.0	3.6		
Total commercial loans	**$ 45.2**	**$ 44.0**	**79.2 %**		
Total consumer loans	**$ 11.7**	**$ 11.6**	**20.8 %**		
Total loans	**$ 56.9**	**$ 55.6**	**100.0 %**		
Total loans excl. LMC and PPP	**$ 48.1**	**$ 48.3**	**86.9 %**		

Portfolios subject to more heightened monitoring remained flat QoQ at $4.6 billion, ex. LMC/PPP or ~8.2% of loans

- Continuing to closely monitor industries that have been impacted by COVID-19 disruptions; Criticized loans of $1.8 billion as of September 30, 2021 vs. $2.0 billion as of June 30, 2021
  - Certain challenged sectors are experiencing recovery; closely monitoring sectors and regions facing headwinds due to disruptions and elevated labor and material costs
- Consumer portfolio asset quality relatively stable; refreshed weighted avg. FICO score of ~765
- **Real Estate Rental/Leasing** – ~25% non-real estate rental and leasing, primarily equipment with ~75% real estate-related, largely REITs which are diversified across property types
- **Accommodation/Food Service** – ~70% quick service restaurants and other lower risk categories with normalizing trends; higher-risk portfolio largely reflects regional and national casual dining brands
- **Energy** – ~$211 million in oil field services, ~$636 million in E&P - Portfolio clients are hedged 68% through 2021, 46% through 2022 and 19% through 2023
- **Retail Trade** – Substantially all essential services and other more resilient sectors including home improvement and auto-related
- **Arts/Entertainment** – ~48% tied to golf courses and other lower risk outdoor sectors
- **CRE – Retail** – Granular portfolio with ~2,010+ tenants largely focused on value and necessity-based properties; limited geographic/major tenant concentration; limited regional mall/power center exposure
  - ~0.2% of CRE-Retail on active deferral vs. ~41% peak deferral
- **CRE – Hospitality** – Predominately flagged properties and limited service/extended stay properties
  - ~7% of CRE hospitality is on active deferral vs. ~68% peak deferral

Data based on loan balances from credit systems and does not reflect certain general ledger accounting adjustments including unrecognized loan discounts. NAICs codes as of 3Q21. Energy-related loans represented across various categories.

21

FHN reserve and deferrals by portfolio

$s in billions	Loan Balance[1]	Allowance for Loan Losses	Allowance Coverage Ratio
Portfolios excl. Loans to Mortgage Companies (LMC) & PPP			
Energy	$ 1.29	0.07	5.6 %
C&I excl. Energy, LMC, & PPP	23.23	0.30	1.3
Total C&I excl. LMC & PPP	24.51	0.37	1.5
CRE - Other	8.61	0.09	1.0
CRE - Retail	2.27	0.04	1.6
CRE - Hospitality	1.32	0.04	2.9
Total CRE excl. PPP	12.21	0.16	1.3
Total Commercial excl. LMC & PPP	36.72	0.53	1.5
Total Consumer	11.58	0.20	1.7
Total Loans excl. LMC & PPP	**48.30**	**0.73**	**1.5**
LMC	5.27	—	0.1
PPP	2.02	—	—
Total Loans	**$ 55.59**	**$ 0.73**	**1.3 %**
Reserve for unfunded commitments	**$ 55.59**	**$ 0.07**	**0.1 %**
Total Loans to Allowance for Credit Losses	**$ 55.59**	**$ 0.80**	**1.4 %**

$s in millions	Have Taken a COVID-19 Deferral: Approx. # of Deferrals	Have Taken a COVID-19 Deferral: Balances with Deferrals	Have Taken a COVID-19 Deferral: % of Total Balances	Are Still on Deferral: Approx. # of Deferrals	Are Still on Deferral: Balances with Deferrals	Are Still on Deferral: % of Total Balances
Consumer	4,858	$ 1,026	8.5 %	397	$ 73	0.6 %
Commercial excl. PPP	3,779	4,800	11.4 %	36	116	0.3 %
Total excl. PPP	**8,637**	**$ 5,826**	**10.8 %**	**433**	**$ 189**	**0.3 %**

Allowance for Credit Losses (ACL) to Loans Ratio

$s in millions	Loan Balance	ACL Balance	ACL/Loans
Total Loans	**$ 55,435**	**$ 802**	**1.4 %**
Loans to Mortgage Companies (LMC)	5,139	4	0.1
PPP	2,017	—	—
Total excl. LMC & PPP	**$ 48,279**	**$ 798**	**1.7 %**

[1]Data based on loan balances from credit systems and does not reflect certain general ledger accounting adjustments including unrecognized loan discounts. NAICs codes as of 3Q21. Energy-related loans represented across various categories. Numbers may not add to total due to rounding.

22

23 Notable Items ($s in millions except per share data) Favorable / (Unfavorable) (In millions, except per share data) 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income: Purchase accounting gain (other noninterest income)1 $ — $ 2 $ (1) $ (1) $ (532) Retirement of legacy IBKC TruPS (other noninterest income) 23 — — — — Branch sale gain (other noninterest income) (2) — — — — Total noninterest income 22 2 (1) (1) (532) Noninterest expense: Salaries and benefits — — — — (1) Incentives and commissions (10) (16) (21) (21) (34) Total personnel expenses (10) (16) (21) (21) (35) Occupancy and equipment (1) — (4) (2) (4) Outside services (24) (6) (4) (7) (32) Amortization of intangible assets (1) (1) (1) (1) (1) Other noninterest expense (10) (9) (50) (4) (44) Total noninterest expense (46) (32) (80) (34) (116) Total net notable items (pre-tax) 68 34 79 33 (269) Tax impact of notable items 17 8 19 13 61 After-tax impact of notable items $ 51 $ 26 $ 60 $ 20 $ (331) EPS impact of notable items $ (0.09) $ (0.05) $ (0.11) $ (0.04) $ 0.60 Diluted shares 550 556 557 556 551 1Purchase accounting gain is non-taxable income.

NII accretion schedule & NII/NIM reconciliation to GAAP financials

Estimated IBKC Securities Premium Amortization[1]

$s in millions		
4Q21	$	11
2022	$	36
2023 and beyond	$	65

Estimated IBKC Loan Accretion

$s in millions		
4Q21	$	12
2022	$	50
2023 and beyond	$	72

Estimated Loan Accretion - Other Acquisitions

$s in millions		
4Q21	$	5
2022	$	14
2023 and beyond	$	13

3Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
3Q21 Reported (FTE)	$ 495	2.40 %
Less: non-core items		
PPP coupon income and fees	32	0.07
Time Deposit Amortization	0	—
Loan Accretion	20	0.10
IBKC Premium Amortization	(12)	(0.06)
3Q21 Core (FTE)	**$ 454**	**2.28 %**
Risk-weighted assets	$63,010	
Core NII/RWA	0.72 %	
Core NII (annualized)/RWA	**2.86 %**	

1Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
1Q21 Reported (FTE)	$ 511	2.63 %
Less: non-core items		
PPP coupon income and fees	24	(0.01)
Time Deposit Amortization	4	0.02
Loan Accretion	32	0.17
IBKC Premium Amortization	(14)	(0.07)
1Q21 Core (FTE)	**$ 464**	**2.52 %**
Risk-weighted assets	$62,346	
Core NII/RWA	0.74 %	
Core NII (annualized)/RWA	**3.02 %**	

3Q20 Reported to Core Reconciliation

$s in millions	NII	NIM
3Q20 Reported (FTE)	$ 535	2.84 %
Less: non-core items		
PPP loans and fees	26	(0.02)
Current Period loan accretion	44	0.30
Time Deposit Amortization	8	(0.26)
Securities Premium Amortization	(22)	0.13
3Q20 Core (FTE)	**$ 479**	**2.68 %**
Risk-weighted assets	$64,487	
Core NII/RWA	0.74 %	
Core NII (annualized)/RWA	**2.96 %**	

2Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
2Q21 Reported (FTE)	$ 500	2.47 %
Less: non-core items		
PPP coupon income and fees	35	0.03
Time Deposit Amortization	1	—
Loan Accretion	25	0.14
IBKC Premium Amortization	(12)	(0.06)
2Q21 Core (FTE)	**$ 450**	**2.36 %**
Risk-weighted assets	$61,991	
Core NII/RWA	0.73 %	
Core NII (annualized)/RWA	**2.91 %**	

4Q20 Reported to Core Reconciliation

$s in millions	NII	NIM
4Q20 Reported (FTE)	$ 525	2.71 %
Less: non-core items		
PPP Coupon Income and Fees	20	(0.05)
Time Deposit Amortization	8	0.04
Loan Accretion	33	0.19
IBKC Premium Amortization	(18)	(0.10)
4Q20 Core (FTE)	**$ 482**	**2.63 %**
Risk-weighted assets	$63,140	
Core NII/RWA	0.76 %	
Core NII (annualized)/RWA	**3.04 %**	

[1] Estimated based on market rates and prepayment assumptions as of 9/30/2021.

24

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted FHN historical quarterly income statements

	3Q21			2Q21			1Q21			4Q20			3Q20		
($s in millions, except per share data)	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP
Interest income - FTE	$ 533	$ 3	$ 536	$ 542	$ 3	$ 545	$ 552	$ 3	$ 555	$ 574	$ 3	$ 578	$ 598	$ 3	$ 601
Interest expense- FTE	41	—	41	45	—	45	45	—	45	53	—	53	66	—	66
Net interest income- FTE	492	3	495	497	3	500	508	3	511	522	3	525	532	3	535
Less: Taxable-equivalent adjustment	—	3	3	—	3	3	—	3	3	—	3	3	—	3	3
Net interest income	492	—	492	497	—	497	508	—	508	522	—	522	532	—	532
Noninterest income:															
Fixed income	96	—	96	102	—	102	126	—	126	104	—	104	111	—	111
Mortgage banking and title	34	—	34	38	—	38	53	—	53	57	—	57	66	—	66
Brokerage, trust, and insurance	37	—	37	35	—	35	33	—	33	31	—	31	30	—	30
Service charges and fees	56	—	56	54	—	54	53	—	53	53	—	53	50	—	50
Card and digital banking fees	21	—	21	21	—	21	17	—	17	18	—	18	17	—	17
Deferred compensation income	3	—	3	7	—	7	3	—	3	9	—	9	4	—	4
Other noninterest income	(1)	22	21	27	2	29	15	(1)	14	16	(1)	15	546	(532)	14
Total noninterest income	247	22	268	285	2	287	298	(1)	297	288	(1)	288	823	(532)	291
Total revenue	738	22	760	781	2	784	806	(1)	805	810	(1)	810	1,355	(532)	823
Noninterest expense:															
Personnel expense:															
Salaries and benefits	191	—	191	191	—	191	196	—	195	200	—	200	201	(1)	200
Incentives and commissions	101	(10)	92	109	(16)	93	120	(21)	99	110	(21)	89	126	(34)	91
Deferred compensation expense	4	—	4	6	—	6	3	—	3	9	—	9	3	—	3
Total personnel expense	296	(10)	286	306	(16)	290	318	(21)	297	319	(21)	298	329	(35)	294
Occupancy and equipment	75	(1)	74	75	—	75	76	(4)	72	76	(2)	74	77	(4)	73
Outside services	89	(24)	65	63	(6)	56	58	(4)	54	59	(7)	52	78	(32)	46
Amortization of intangible assets	14	(1)	13	14	(1)	13	14	(1)	13	15	(1)	14	15	(1)	14
Other noninterest expense	52	(10)	42	40	(9)	31	78	(50)	28	39	(4)	35	89	(44)	45
Total noninterest expense	526	(46)	480	497	(32)	465	544	(80)	464	508	(34)	474	587	(116)	471
Pre-provision net revenue	213	68	281	284	34	318	262	79	340	302	33	335	768	(416)	352
Provision for credit losses	(85)	—	(85)	(115)	—	(115)	(45)	—	(45)	1	—	1	227	(147)	80
Income before income taxes	298	68	365	399	34	433	307	79	386	301	33	334	541	(269)	272
Provision for income taxes	63	17	80	88	8	96	71	19	90	56	13	69	2	61	63
Net income	235	51	286	311	26	337	235	60	295	245	20	265	539	(331)	208
Net income attributable to noncontrolling interest	3	—	3	3	—	3	3	—	3	3	—	3	3	—	3
Net income attributable to controlling interest	232	51	283	308	26	334	233	60	292	242	20	262	536	(331)	205
Preferred stock dividends	8	—	8	13	—	13	8	—	8	8	—	8	13	—	13
Net income available to common shareholders	$ 224	$ 51	$ 275	$ 295	$ 26	$ 321	$ 225	$ 60	$ 284	$ 234	$ 20	$ 255	$ 523	$ (331)	$ 193
Common Stock Data															
EPS	$ 0.41	$ (0.09)	$ 0.50	$ 0.54	$ (0.05)	$ 0.58	$ 0.41	$ (0.11)	$ 0.51	$ 0.42	$ (0.04)	$ 0.46	$ 0.95	$ 0.60	$ 0.35
Basic shares	546		546	550		550	552		552	553		553	550		550
Diluted EPS	$ 0.41	$ (0.09)	$ 0.50	$ 0.53	$ (0.05)	$ 0.58	$ 0.40	$ (0.11)	$ 0.51	$ 0.42	$ (0.04)	$ 0.46	$ 0.95	$ 0.60	$ 0.35
Diluted shares	550		550	556		556	557		557	556		556	551		551
Memo:															
Total Revenue-FTE (Non-GAAP)	$ 738	$ 24	$ 763	$ 781	$ 5	$ 787	$ 806	$ 2	$ 808	$ 810	$ 2	$ 813	$ 1,355	$ (529)	$ 826
PPNR-FTE (Non-GAAP)	213	71	283	284	37	321	262	82	343	302	36	339	768	(414)	355

25

26 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. ($s in millions, except per share data) 3Q21 2Q21 1Q21 4Q20 3Q20 Tangible Common Equity (Non-GAAP) (A) Total equity (GAAP) $ 8,533 $ 8,566 $ 8,307 $ 8,307 $ 8,144 Less: Noncontrolling interest 295 295 295 295 295 Less: Preferred stock 520 520 470 470 470 (B) Total common equity $ 7,717 $ 7,750 $ 7,541 $ 7,541 $ 7,378 Less: Intangible assets (GAAP) 1,822 1,836 1,850 1,864 1,876 (C) Tangible common equity (Non-GAAP) $ 5,895 $ 5,914 $ 5,691 $ 5,677 $ 5,502 Tangible Assets (Non-GAAP) (D) Total assets (GAAP) $ 88,537 $ 87,908 $ 87,513 $ 84,209 $ 83,030 Less: Intangible assets (GAAP) 1,822 1,836 1,850 1,864 1,876 (E) Tangible assets (Non-GAAP) $ 86,715 $ 86,072 $ 85,663 $ 82,345 $ 81,154 Period-end Shares Outstanding (F) Period-end shares outstanding 542 551 552 555 555 Ratios (A)/(D) Total equity to total assets (GAAP) 9.64% 9.74% 9.49% 9.86% 9.81% (C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP) 6.80% 6.87% 6.64% 6.89% 6.78% (B)/(F) Book value per common share (GAAP) $ 14.24 $ 14.07 $ 13.65 $ 13.59 $ 13.30 (C)/(F) Tangible book value per common share (Non-GAAP) $ 10.88 $ 10.74 $ 10.30 $ 10.23 $ 9.92

27 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. ($s in millions, except per share data) 3Q21 2Q21 1Q21 4Q20 3Q20 Adjusted Diluted EPS Net income available to common shareholders ("NIAC") (GAAP) a $ 224 $ 295 $ 225 $ 234 $ 523 Plus Tax effected notable items (Non-GAAP) 51 26 60 20 (331) Adjusted Net income available to common shareholders (Non-GAAP) b $ 275 $ 321 $ 284 $ 255 $ 193 Diluted Shares (GAAP) c 550 556 557 556 551 Diluted EPS (GAAP) a/c $ 0.41 $ 0.53 $ 0.40 $ 0.42 $ 0.95 Adjusted diluted EPS (Non-GAAP) b/c $ 0.50 $ 0.58 $ 0.51 $ 0.46 $ 0.35 Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA") Net Income ("NI") (GAAP) $ 235 $ 311 $ 235 $ 245 $ 539 Plus Tax effected notable items (Non-GAAP) 51 26 60 20 (331) Adjusted NI (Non-GAAP) $ 286 $ 337 $ 295 $ 265 $ 208 NI (annualized) (GAAP) d $ 931 $ 1,247 $ 955 $ 974 $ 2,144 Adjusted NI (annualized) (Non-GAAP) e $ 1,133 $ 1,353 $ 1,198 $ 1,055 $ 829 Average assets (GAAP) f $ 88,401 $ 87,559 $ 85,401 $ 83,809 $ 81,683 ROA (GAAP) d/f 1.05% 1.42% 1.12% 1.16% 2.63 % Adjusted ROA (Non-GAAP) e/f 1.28% 1.54% 1.40% 1.26% 1.01 % Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE Net income available to common shareholders (annualized) (GAAP) g $ 887 $ 1,182 $ 911 $ 933 $ 2,082 Adjusted Net income available to common shareholders (annualized) (Non- GAAP) h $ 1,089 $ 1,288 $ 1,154 $ 1,013 $ 767 Average Common Equity (GAAP) i $ 7,761 $ 7,651 $ 7,583 $ 7,444 $ 7,309 Intangible Assets (GAAP) 1,829 1,843 1,857 1,871 1,794 Average Tangible Common Equity (Non-GAAP) j $ 5,932 $ 5,808 $ 5,726 $ 5,573 $ 5,515 ROCE (GAAP) g/i 11.4% 15.5% 12.0% 12.5% 28.5 % ROTCE (Non-GAAP) g/j 15.0% 20.4% 15.9% 16.7% 37.8 % Adjusted ROTCE (Non-GAAP) h/j 18.4% 22.2% 20.2% 18.2% 13.9%

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions except per share data)		3Q21	2Q21	1Q21	4Q20	3Q20
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	a	$ 247	$ 285	$ 298	$ 288	$ 823
Plus notable items (GAAP)		22	2	(1)	(1)	(532)
Adjusted noninterest income (Non-GAAP)	b	268	287	297	288	291
Revenue (GAAP)	c	738	781	806	810	1,355
Taxable-equivalent adjustment		3	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		$ 741	$ 784	$ 809	$ 813	$ 1,358
Plus notable items (GAAP) (a)		22	2	(1)	(1)	(532)
Adjusted revenue (Non-GAAP)	d	763	787	808	813	826
Noninterest income as a % of total revenue (GAAP)	a/c	33.39 %	36.43 %	37.00 %	35.61 %	60.72 %
Adjusted noninterest income as a % of total revenue (Non-GAAP)	b/d	35.14 %	36.49 %	36.78 %	35.42 %	35.20 %
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	e	$ 526	$ 497	$ 544	$ 508	$ 587
Plus notable items (GAAP)		(46)	(32)	(80)	(34)	(116)
Adjusted noninterest expense (Non-GAAP)	f	480	465	464	474	471
Revenue (GAAP)	g	738	781	806	810	1,355
Taxable-equivalent adjustment		3	3	3	3	3
Revenue- Taxable-equivalent (Non-GAAP)		$ 741	$ 784	$ 809	$ 813	$ 1,358
Plus notable items (GAAP) (a)		22	2	(1)	(1)	(532)
Adjusted revenue (Non-GAAP)	h	763	787	808	813	826
Efficiency ratio (GAAP)	e/g	71.21 %	63.67 %	67.53 %	62.71 %	43.31 %
Adjusted efficiency ratio (Non-GAAP)	f/h	62.87 %	59.17 %	57.49 %	58.34 %	57.06 %
Adjusted Reserve Build						
Provision for credit losses (GAAP)	i	$ (85)	(115)	$ (45)	$ 1	$ 227
Plus notable items (GAAP)		—	—	—	—	(147)
Adjusted provision for credit losses (Non-GAAP)	j	$ (85)	$ (115)	$ (45)	$ 1	$ 80
Net Charge-offs (GAAP)	k	$ 3	$ (10)	$ 8	$ 29	$ 67
Reserve Build/(Release)	i-k	$ (88)	$ (105)	$ (53)	$ (28)	$ 160
Adjusted Reserve Build/(Release)	j-k	$ (88)	$ (105)	$ (53)	$ (28)	$ 13

28

29 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. $ in millions except per share data) 3Q21 Net income available to common shareholders (GAAP) $ 224 Tax effected Notable Items $ 51 Adjusted Net income available to common shareholders (Non-GAAP) $ 275 Tax effected provision credit $ (67) Adjusted Net income available to common shareholders before provision credit (Non-GAAP) $ 208 Net income available to common shareholders (annualized) (GAAP) a $ 887 Adjusted Net income available to common shareholders (annualized) Non- GAAP) b $ 1,089 Adjusted Net income available to common shareholders before provision credit (annualized) (Non-GAAP) c 825 Average Common Equity (GAAP) d $ 7,761 Intangible Assets (GAAP) $ 1,829 Average Tangible Common Equity (Non-GAAP) e $ 5,932 Equity Adjustment for provision credit (Non-GAAP) $ 22 Adjusted Average Tangible Common Equity (Non-GAAP) f $ 5,910 ROCE (GAAP) a/d 11.4 % ROTCE (Non-GAAP) a/e 15.0 % Adjusted ROTCE (Non-GAAP) b/e 18.4 % Adjusted ROTCE before provision credit (Non-GAAP) c/f 14.0%

30 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Numbers may not foot due to rounding Period-end Average $s in millions 3Q21 2Q21 3Q21 vs 2Q21 3Q21 2Q21 3Q21 vs 2Q21 Loans excluding LMC & PPP $ % $ % Total Commercial excl. LMC & PPP $ 36,553 $ 36,104 $ 449 1% $ 36,196 $ 35,792 $ 404 1 % Total Consumer 11,726 11,867 (141) (1) % 11,767 11,939 (172) (1) % Total Loans excl. LMC & PPP 48,279 47,971 308 1% 47,963 47,731 233 — % PPP 2,017 3,840 (1,823) (47) % 2,925 4,764 (1,839) (39) % LMC 5,139 4,876 263 5% 4,620 4,334 287 7 % Total Loans $ 55,435 $ 56,687 $ (1,251) (2) % $ 55,508 $ 56,829 $ (1,320) (2) % Loans excluding PPP Total Commercial excl. PPP $ 41,693 $ 40,980 $ 713 2% $ 40,816 $ 40,125 $ 691 2 % Total Consumer 11,726 11,867 (141) (1) % 11,767 11,939 (172) (1) % Total Loans excl. PPP $ 53,418 $ 52,847 572 1% $ 52,583 $ 52,064 519 1 % PPP 2,017 3,840 (1,823) (47) % 2,925 4,764 (1,839) (39) % Total Loans $ 55,435 $ 56,687 $ (1,251) (2) % $ 55,508 $ 56,829 (1,320) (2) %